RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2022
Related party transactions [abstract]
Schedule of related party agreements and transactions
The following table reflects the related party agreements and transactions for the three and six months ended June 30 in the interim consolidated statements of income:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2022	2021	2022	2021
Revenues
Power purchase and revenue agreements	$20	$35	$59	$108

Other income
Interest income	$3	$—	$5	$—

Direct operating costs
Energy purchases(1)	$(8)	$(9)	$(12)	$(13)
Energy marketing fee & other services	(2)	(3)	(7)	(4)
Insurance services(2)	—	(4)	—	(9)
	$(10)	$(16)	$(19)	$(26)

Interest expense
Borrowings	$(6)	$(12)	$(10)	$(12)

Other related party services	$(1)	$(1)	$(2)	$(2)
Management service agreement	$(43)	$(47)	$(95)	$(102)
(1)Certain subsidiaries that the company controls, through a voting agreement, have entered into agreements to appoint the partnership as their agent in entering into certain derivative transactions with external counterparties to hedge against fluctuations in power purchase prices. For the three and six months ended June 30, 2021, the company recognized nil and $62 million gains, respectively associated with agency arrangement which have been excluded from energy purchases. As of April 1, 2021, the agency arrangements were transferred from the partnership to the company.
(2)Prior to November 2021, insurance services were paid to external insurance service providers through subsidiaries of Brookfield Asset Management. The fees paid to the subsidiaries of Brookfield Asset Management in 2021 were nil. As of November 2021, Brookfield, through a regulated subsidiary, began providing reinsurance coverage to third-party commercial insurers for the benefits of certain of the company’s entities in North America. The premiums and claims paid are not included in the table above.